UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 22, 2013

GLOBAL GROUP ENTERPRISES CORP.

(Exact Name of Registrant as Specified in Charter)

Florida	333-179311	45-3864597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 Beach Road,
Siesta Key, FL 34242

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 941-284-5053

Not Applicable

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

A private investment fund currently plans to purchase fifty percent (50%) of the issued and outstanding shares of common stock of Global Group Enterprises Corp. (the “Company”) in a privately negotiated transaction with Andrew Keck, the Company’s sole officer and director. In connection with this transaction, Gottbetter Capital Group, Inc. presently intends to purchase 51,308 shares of common stock of the Company in an open market transaction, at market price, during the week of February 25, 2013, as part of a larger purchase not to exceed an aggregate of two percent 2% of the Company’s issued and outstanding shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL GROUP ENTERPRISES CORP.

Date: February 22, 2013	By: /s/ Andrew Keck
Name: Andrew Keck
Title: President